UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	85-1284695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #410
Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	TVGN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	TVGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) by Tevogen Bio Holdings Inc., a Delaware corporation (“Tevogen Holdings”), on February 14, 2024, and amended by Amendment No. 1 filed with the SEC on February 20, 2024 (as amended, the “Original Report”), is being filed for the purpose of supplementing the Original Report to include (i) the financial statements of Tevogen Bio Inc (n/k/a Tevogen Bio Inc.) (“Tevogen Bio”) as of and for the years ended December 31, 2023 and 2022, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tevogen Bio as of and for the years ended December 31, 2023 and 2022, and (iii) the pro forma condensed combined financial information of Tevogen Holdings and Tevogen Bio as of and for the year ended December 31, 2023. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at Tevogen Holdings or its subsidiaries subsequent to the filing of the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Tevogen Bio as of and for the years ended December 31, 2023 and 2022, and the related notes thereto, are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference.

Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tevogen Bio as of and for the years ended December 31, 2023 and 2022.

(b) Pro Forma Financial Information.

The pro forma financial information of Tevogen Holdings and Tevogen Bio as of and for the year ended December 31, 2023 are attached to this Amendment as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited financial statements of Tevogen Bio Inc as of and for the years ended December 31, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tevogen Bio Inc as of and for the years ended December 31, 2023 and 2022.

99.3	Unaudited pro forma condensed combined financial information of Tevogen Bio Holdings Inc. and Tevogen Bio Inc as of and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Date: April 26, 2024	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer

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